Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2020 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,996	438	—	11,434	—	11,434
Dallas, TX	9,405	362	—	9,767	325	10,092
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	953	—	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Fort Worth, TX	4,249	—	168	4,417	—	4,417
Nashville, TN	4,375	—	—	4,375	—	4,375
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	442	—	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Greenville, SC	2,084	271	—	2,355	—	2,355
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,717	2,149	—	8,866	—	8,866
Total Multifamily Units	95,113	4,615	168	99,896	325	100,221

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2020			Average Effective	As of December 31, 2020
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2020	Completed Units	Total Units, Including Development
Atlanta, GA	$2,006,946	14.4%	95.4%	$1,466	11,434
Dallas, TX	1,412,258	10.1%	95.0%	1,290	9,767
Charlotte, NC	968,540	6.9%	96.3%	1,239	6,149
Washington, DC	965,608	6.9%	95.8%	1,792	4,080
Tampa, FL	880,767	6.3%	96.8%	1,517	5,220
Austin, TX	843,598	6.0%	95.1%	1,268	7,117
Orlando, FL	830,391	6.0%	95.7%	1,452	5,274
Raleigh/Durham, NC	700,126	5.0%	96.0%	1,177	5,350
Houston, TX	605,508	4.3%	94.1%	1,208	4,867
Nashville, TN	534,190	3.8%	94.9%	1,309	4,375
Charleston, SC	402,663	2.9%	96.5%	1,261	3,168
Fort Worth, TX	395,747	2.8%	95.4%	1,189	4,249
Phoenix, AZ	379,160	2.7%	97.3%	1,311	2,623
Jacksonville, FL	289,634	2.1%	97.6%	1,168	3,496
Richmond, VA	266,770	1.9%	96.8%	1,245	2,004
Savannah, GA	242,516	1.7%	97.0%	1,121	2,219
Greenville, SC	227,759	1.6%	96.6%	1,018	2,355
Denver, CO	211,546	1.5%	92.9%	1,628	812
Kansas City, MO-KS	186,617	1.3%	94.2%	1,295	1,110
San Antonio, TX	163,056	1.2%	94.2%	1,123	1,504
Birmingham, AL	159,507	1.1%	97.0%	1,096	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$182,999	1.3%	97.1%	$1,019	2,754
Florida	176,985	1.3%	96.2%	1,382	1,806
Alabama	160,254	1.2%	97.4%	1,072	1,648
Virginia	153,247	1.1%	96.5%	1,369	1,039
Kentucky	93,618	0.7%	96.4%	916	1,308
Mississippi	72,887	0.5%	96.2%	946	1,241
Nevada	71,078	0.5%	97.1%	1,182	721
South Carolina	36,093	0.3%	95.1%	930	576
Stabilized Communities	$13,620,068	97.4%	95.8%	$1,294	99,728
Orlando, FL	$103,509	0.7%				633
Phoenix, AZ	85,257	0.6%				662
Dallas, TX	64,355	0.5%	45.7%	1,547	325	348
Denver, CO	44,241	0.3%				306
Houston, TX	28,933	0.2%				308
Fort Worth, TX	26,255	0.2%	79.8%	1,319	168	168
Austin, TX	9,279	0.1%				350
Lease-up / Development Communities	$361,829	2.6%	56.8%	$1,469	493	2,775
Total Multifamily Communities	$13,981,897	100.0%	95.6%	$1,295	100,221	102,503

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of December 31, 2020		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2020	December 31, 2019	Percent Change
Operating Revenues
Same Store Communities	95,113	$12,877,048	$397,595	$390,382	1.8%
Non-Same Store Communities	4,615	743,020	19,468	20,516
Lease-up/Development Communities	493	361,829	1,292	(29)
Total Multifamily Portfolio	100,221	$13,981,897	$418,355	$410,869
Commercial Property/Land	—	245,583	5,306	5,948
Total Operating Revenues	100,221	$14,227,480	$423,661	$416,817

Property Operating Expenses
Same Store Communities			$148,967	$139,408	6.9%
Non-Same Store Communities			7,761	7,845
Lease-up/Development Communities			821	72
Total Multifamily Portfolio			$157,549	$147,325
Commercial Property/Land			2,465	2,462
Total Property Operating Expenses			$160,014	$149,787

Net Operating Income
Same Store Communities			$248,628	$250,974	-0.9%
Non-Same Store Communities			11,707	12,671
Lease-up/Development Communities			471	(101)
Total Multifamily Portfolio			$260,806	$263,544
Commercial Property/Land			2,841	3,486
Total Net Operating Income			$263,647	$267,030	-1.3%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2020	December 31, 2019	Percent Change	December 31, 2020	December 31, 2019	Percent Change
Personnel	$34,912	$33,482	4.3%	$140,343	$137,825	1.8%
Building Repair and Maintenance	14,475	14,065	2.9%	62,936	61,853	1.8%
Utilities	28,841	26,521	8.7%	113,457	108,026	5.0%
Marketing	4,736	4,234	11.9%	21,562	18,081	19.3%
Office Operations	5,806	5,454	6.5%	22,085	21,238	4.0%
Property Taxes	54,921	52,506	4.6%	220,744	210,986	4.6%
Insurance	5,276	3,146	67.7%	16,994	12,076	40.7%
Total Property Operating Expenses	$148,967	$139,408	6.9%	$598,121	$570,085	4.9%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Atlanta, GA	10,996	12.8%	95.3%	94.9%	95.0%	95.5%
Dallas, TX	9,405	8.6%	95.0%	95.4%	95.2%	95.3%
Tampa, FL	5,220	6.8%	96.7%	96.0%	96.0%	96.0%
Charlotte, NC	6,149	6.7%	96.2%	96.2%	96.1%	96.2%
Washington, DC	4,080	6.5%	96.2%	96.3%	96.3%	96.7%
Austin, TX	7,117	6.2%	95.3%	95.6%	95.4%	95.8%
Orlando, FL	5,274	6.2%	94.8%	95.3%	94.6%	95.5%
Nashville, TN	4,375	4.7%	94.5%	95.7%	95.0%	95.9%
Raleigh/Durham, NC	4,397	4.6%	96.1%	96.2%	96.2%	96.5%
Houston, TX	4,867	4.0%	93.7%	94.9%	94.3%	95.3%
Fort Worth, TX	4,249	4.0%	95.1%	95.4%	95.3%	95.5%
Jacksonville, FL	3,496	3.5%	96.8%	95.9%	96.4%	96.2%
Phoenix, AZ	2,623	3.3%	96.7%	96.9%	96.3%	96.7%
Charleston, SC	2,726	2.9%	96.3%	94.9%	95.9%	95.4%
Richmond, VA	2,004	2.3%	97.0%	96.3%	96.7%	96.6%
Savannah, GA	2,219	2.0%	97.1%	95.1%	96.2%	95.4%
Greenville, SC	2,084	1.8%	96.2%	95.5%	95.6%	95.7%
Memphis, TN	1,811	1.6%	97.6%	95.3%	96.8%	95.7%
Birmingham, AL	1,462	1.4%	96.7%	96.5%	96.6%	96.6%
San Antonio, TX	1,504	1.2%	95.6%	95.7%	96.2%	96.3%
Huntsville, AL	1,228	1.2%	96.9%	97.9%	97.1%	97.6%
Kansas City, MO-KS	1,110	1.2%	94.5%	95.1%	95.3%	95.6%
Other	6,717	6.5%	96.4%	95.6%	96.0%	96.3%
Total Same Store	95,113	100.0%	95.7%	95.6%	95.6%	95.9%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2020	Q4 2019	% Chg	Q4 2020	Q4 2019	% Chg	Q4 2020	Q4 2019	% Chg	Q4 2020	Q4 2019	% Chg
Atlanta, GA	10,996	$51,220	$50,651	1.1%	$18,728	$18,147	3.2%	$32,492	$32,504	(0.0)%	$1,465	$1,462	0.1%
Dallas, TX	9,405	38,644	38,763	(0.3)%	17,360	16,176	7.3%	21,284	22,587	(5.8)%	1,297	1,301	(0.3)%
Tampa, FL	5,220	25,517	24,707	3.3%	8,707	8,190	6.3%	16,810	16,517	1.8%	1,517	1,476	2.8%
Charlotte, NC	6,149	24,771	24,609	0.7%	7,994	7,359	8.6%	16,777	17,250	(2.7)%	1,239	1,238	0.1%
Washington, DC	4,080	23,214	23,213	0.0%	7,008	6,902	1.5%	16,206	16,311	(0.6)%	1,792	1,800	(0.5)%
Austin, TX	7,117	29,393	29,091	1.0%	13,893	12,077	15.0%	15,500	17,014	(8.9)%	1,268	1,260	0.6%
Orlando, FL	5,274	24,383	24,610	(0.9)%	9,000	8,731	3.1%	15,383	15,879	(3.1)%	1,452	1,462	(0.7)%
Nashville, TN	4,375	18,374	18,184	1.0%	6,704	5,917	13.3%	11,670	12,267	(4.9)%	1,309	1,293	1.2%
Raleigh/Durham, NC	4,397	16,979	16,507	2.9%	5,653	5,202	8.7%	11,326	11,305	0.2%	1,151	1,121	2.6%
Houston, TX	4,867	18,619	18,647	(0.2)%	8,640	7,904	9.3%	9,979	10,743	(7.1)%	1,208	1,214	(0.5)%
Fort Worth, TX	4,249	16,954	16,617	2.0%	7,082	6,372	11.1%	9,872	10,245	(3.6)%	1,189	1,169	1.7%
Jacksonville, FL	3,496	12,919	12,494	3.4%	4,335	4,159	4.2%	8,584	8,335	3.0%	1,168	1,136	2.8%
Phoenix, AZ	2,623	11,185	10,700	4.5%	3,063	2,878	6.4%	8,122	7,822	3.8%	1,311	1,257	4.3%
Charleston, SC	2,726	10,900	10,427	4.5%	3,746	3,854	(2.8)%	7,154	6,573	8.8%	1,219	1,181	3.3%
Richmond, VA	2,004	8,293	7,884	5.2%	2,667	2,435	9.5%	5,626	5,449	3.2%	1,245	1,207	3.1%
Savannah, GA	2,219	8,150	7,884	3.4%	3,066	2,833	8.2%	5,084	5,051	0.7%	1,121	1,095	2.3%
Greenville, SC	2,084	6,774	6,487	4.4%	2,380	2,317	2.7%	4,394	4,170	5.4%	952	927	2.7%
Memphis, TN	1,811	6,343	5,868	8.1%	2,438	2,391	2.0%	3,905	3,477	12.3%	1,059	1,013	4.6%
Birmingham, AL	1,462	5,501	5,257	4.6%	2,072	1,840	12.6%	3,429	3,417	0.4%	1,096	1,060	3.3%
San Antonio, TX	1,504	5,460	5,422	0.7%	2,513	2,304	9.1%	2,947	3,118	(5.5)%	1,123	1,118	0.5%
Huntsville, AL	1,228	4,383	3,943	11.2%	1,494	1,302	14.7%	2,889	2,641	9.4%	1,035	949	9.1%
Kansas City, MO-KS	1,110	4,559	4,477	1.8%	1,677	1,583	5.9%	2,882	2,894	(0.4)%	1,295	1,267	2.2%
Other	6,717	25,060	23,940	4.7%	8,747	8,535	2.5%	16,313	15,405	5.9%	1,150	1,110	3.6%
Total Same Store	95,113	$397,595	$390,382	1.8%	$148,967	$139,408	6.9%	$248,628	$250,974	(0.9)%	$1,293	$1,277	1.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2020	Q3 2020	% Chg	Q4 2020	Q3 2020	% Chg	Q4 2020	Q3 2020	% Chg	Q4 2020	Q3 2020	% Chg
Atlanta, GA	10,996	$51,220	$51,356	(0.3)%	$18,728	$20,063	(6.7)%	$32,492	$31,293	3.8%	$1,465	$1,463	0.1%
Dallas, TX	9,405	38,644	39,024	(1.0)%	17,360	18,281	(5.0)%	21,284	20,743	2.6%	1,297	1,312	(1.1)%
Tampa, FL	5,220	25,517	25,176	1.4%	8,707	9,387	(7.2)%	16,810	15,789	6.5%	1,517	1,502	1.0%
Charlotte, NC	6,149	24,771	25,015	(1.0)%	7,994	8,105	(1.4)%	16,777	16,910	(0.8)%	1,239	1,249	(0.8)%
Washington, DC	4,080	23,214	23,275	(0.3)%	7,008	7,496	(6.5)%	16,206	15,779	2.7%	1,792	1,812	(1.1)%
Austin, TX	7,117	29,393	29,554	(0.5)%	13,893	14,645	(5.1)%	15,500	14,909	4.0%	1,268	1,281	(1.0)%
Orlando, FL	5,274	24,383	24,161	0.9%	9,000	9,686	(7.1)%	15,383	14,475	6.3%	1,452	1,462	(0.7)%
Nashville, TN	4,375	18,374	18,430	(0.3)%	6,704	7,118	(5.8)%	11,670	11,312	3.2%	1,309	1,310	(0.1)%
Raleigh/Durham, NC	4,397	16,979	17,123	(0.8)%	5,653	5,773	(2.1)%	11,326	11,350	(0.2)%	1,151	1,147	0.3%
Houston, TX	4,867	18,619	18,735	(0.6)%	8,640	9,003	(4.0)%	9,979	9,732	2.5%	1,208	1,222	(1.1)%
Fort Worth, TX	4,249	16,954	17,010	(0.3)%	7,082	7,627	(7.1)%	9,872	9,383	5.2%	1,189	1,184	0.4%
Jacksonville, FL	3,496	12,919	12,860	0.5%	4,335	4,671	(7.2)%	8,584	8,189	4.8%	1,168	1,157	0.9%
Phoenix, AZ	2,623	11,185	11,117	0.6%	3,063	3,300	(7.2)%	8,122	7,817	3.9%	1,311	1,294	1.3%
Charleston, SC	2,726	10,900	10,896	0.0%	3,746	4,329	(13.5)%	7,154	6,567	8.9%	1,219	1,199	1.7%
Richmond, VA	2,004	8,293	8,187	1.3%	2,667	2,908	(8.3)%	5,626	5,279	6.6%	1,245	1,229	1.3%
Savannah, GA	2,219	8,150	8,147	0.0%	3,066	3,171	(3.3)%	5,084	4,976	2.2%	1,121	1,108	1.1%
Greenville, SC	2,084	6,774	6,698	1.1%	2,380	2,782	(14.5)%	4,394	3,916	12.2%	952	945	0.7%
Memphis, TN	1,811	6,343	6,245	1.6%	2,438	2,546	(4.2)%	3,905	3,699	5.6%	1,059	1,043	1.6%
Birmingham, AL	1,462	5,501	5,466	0.6%	2,072	2,154	(3.8)%	3,429	3,312	3.5%	1,096	1,081	1.4%
San Antonio, TX	1,504	5,460	5,536	(1.4)%	2,513	2,663	(5.6)%	2,947	2,873	2.6%	1,123	1,117	0.5%
Huntsville, AL	1,228	4,383	4,293	2.1%	1,494	1,492	0.1%	2,889	2,801	3.1%	1,035	1,004	3.1%
Kansas City, MO-KS	1,110	4,559	4,600	(0.9)%	1,677	1,848	(9.3)%	2,882	2,752	4.7%	1,295	1,295	(0.0)%
Other	6,717	25,060	24,696	1.5%	8,747	9,850	(11.2)%	16,313	14,846	9.9%	1,150	1,138	1.1%
Total Same Store	95,113	$397,595	$397,600	(0.0)%	$148,967	$158,898	(6.2)%	$248,628	$238,702	4.2%	$1,293	$1,293	(0.0)%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2020 AND 2019

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	2020	2019	% Chg	2020	2019	% Chg	2020	2019	% Chg	2020	2019	% Chg
Atlanta, GA	10,996	$203,637	$200,770	1.4%	$76,026	$73,631	3.3%	$127,611	$127,139	0.4%	$1,464	$1,440	1.7%
Dallas, TX	9,405	155,234	152,944	1.5%	69,004	65,519	5.3%	86,230	87,425	(1.4)%	1,305	1,287	1.4%
Charlotte, NC	6,149	99,219	96,447	2.9%	31,256	30,118	3.8%	67,963	66,329	2.5%	1,245	1,220	2.1%
Tampa, FL	5,220	99,982	96,885	3.2%	35,307	33,820	4.4%	64,675	63,065	2.6%	1,500	1,453	3.3%
Washington, DC	4,080	92,887	92,439	0.5%	28,433	27,903	1.9%	64,454	64,536	(0.1)%	1,802	1,783	1.0%
Austin, TX	7,117	117,605	113,956	3.2%	54,119	50,005	8.2%	63,486	63,951	(0.7)%	1,272	1,235	3.0%
Orlando, FL	5,274	97,219	97,150	0.1%	36,651	35,121	4.4%	60,568	62,029	(2.4)%	1,461	1,445	1.1%
Nashville, TN	4,375	73,133	71,335	2.5%	26,682	24,114	10.6%	46,451	47,221	(1.6)%	1,309	1,262	3.7%
Raleigh/Durham, NC	4,397	67,414	64,100	5.2%	22,677	21,358	6.2%	44,737	42,742	4.7%	1,142	1,096	4.3%
Houston, TX	4,867	74,830	74,079	1.0%	33,651	32,032	5.1%	41,179	42,047	(2.1)%	1,217	1,197	1.7%
Fort Worth, TX	4,249	67,223	65,442	2.7%	28,426	27,079	5.0%	38,797	38,363	1.1%	1,181	1,156	2.2%
Jacksonville, FL	3,496	50,932	49,879	2.1%	17,730	17,040	4.0%	33,202	32,839	1.1%	1,156	1,126	2.7%
Phoenix, AZ	2,623	43,821	41,180	6.4%	12,359	11,885	4.0%	31,462	29,295	7.4%	1,292	1,212	6.6%
Charleston, SC	2,726	42,926	41,511	3.4%	15,761	15,310	2.9%	27,165	26,201	3.7%	1,202	1,165	3.1%
Richmond, VA	2,004	32,312	30,985	4.3%	10,717	9,770	9.7%	21,595	21,215	1.8%	1,228	1,187	3.5%
Savannah, GA	2,219	32,141	31,390	2.4%	12,071	11,628	3.8%	20,070	19,762	1.6%	1,110	1,084	2.4%
Greenville, SC	2,084	26,461	25,271	4.7%	10,358	10,080	2.8%	16,103	15,191	6.0%	942	910	3.6%
Memphis, TN	1,811	24,556	23,178	5.9%	9,722	9,630	1.0%	14,834	13,548	9.5%	1,039	994	4.5%
Birmingham, AL	1,462	21,529	20,209	6.5%	8,394	8,198	2.4%	13,135	12,011	9.4%	1,080	1,028	5.1%
San Antonio, TX	1,504	21,931	21,513	1.9%	9,980	9,336	6.9%	11,951	12,177	(1.9)%	1,119	1,101	1.6%
Kansas City, MO-KS	1,110	18,151	17,581	3.2%	6,746	6,521	3.5%	11,405	11,060	3.1%	1,289	1,239	4.0%
Huntsville, AL	1,228	16,699	15,231	9.6%	5,677	5,290	7.3%	11,022	9,941	10.9%	999	915	9.2%
Other	6,717	97,609	94,800	3.0%	36,374	34,697	4.8%	61,235	60,103	1.9%	1,133	1,087	4.3%
Total Same Store	95,113	$1,577,451	$1,538,275	2.5%	$598,121	$570,085	4.9%	$979,330	$968,190	1.2%	$1,290	$1,256	2.6%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of
		December 31, 2020				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q4 2020	After
MAA Frisco Bridges II	Dallas, TX	348	325	164	2Q18	2Q20	1Q21	1Q22	$69,000	$64,355	$4,645
Novel Midtown (2)	Phoenix, AZ	345	—	—	1Q19	1Q21	2Q21	4Q22	82,000	72,303	9,697
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	4Q22	84,500	44,241	40,259
The Robinson	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	1Q23	99,000	64,650	34,350
Sand Lake (3)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	1Q23	68,000	38,859	29,141
Long Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	1Q23	57,000	28,933	28,067
MAA Windmill Hill	Austin, TX	350	—	—	4Q20	1Q22	3Q22	4Q23	63,000	9,279	53,721
Novel Val Vista (2)	Phoenix, AZ	317	—	—	4Q20	3Q22	1Q23	2Q24	72,500	12,954	59,546
Total Active		2,607	325	164					$595,000	$335,574	$259,426

(1)Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3)  MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Year ended December 31, 2020
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
4,211	$26,113	$6,201	$110	9.5%	10,000 - 13,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of December 31, 2020
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization(1)	Total Cost
Copper Ridge II	Fort Worth, TX	168	79.8%	2Q20	2Q21	$26,255

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

2020 ACQUISITION ACTIVITY (THROUGH DECEMBER 31, 2020)

Land Acquisition	Market	Acreage	Closing Date
MAA Windmill Hill	Austin, TX	22	January 2020
MAA Central Park	Denver, CO	27	November 2020
Novel Val Vista (1)	Phoenix, AZ	13	December 2020

(1) MAA owns 80% of the joint venture that owns this property.

2020 DISPOSITION ACTIVITY (THROUGH DECEMBER 31, 2020)

Land Disposition	Market	Acreage	Closing Date
Colonial Promenade	Huntsville, AL	27	September 2020

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of December 31, 2020
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company’s Equity Investment
Post Massachusetts Avenue	$79,758	(1)	$51,757	(2)	$43,325

	Three months ended December 31, 2020		Year ended December 31, 2020
Joint Venture Property	Entity NOI	Company’s Equity in Income	Entity NOI	Company’s Equity in Income
Post Massachusetts Avenue	$1,732	$348	$7,513	$1,501

(1)	Represents GAAP basis net book value plus accumulated depreciation.
(2)	This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2020

Dollars in thousands

DEBT SUMMARIES
Floating Versus Fixed Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,390,712	96.2%	3.7%	7.7
Floating (unhedged) debt	172,000	3.8%	0.3%	0.1
Total	$4,562,712	100.0%	3.6%	7.4

Secured Versus Unsecured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,077,373	89.4%	3.5%	5.8
Secured debt	485,339	10.6%	4.6%	21.0
Total	$4,562,712	100.0%	3.6%	7.4

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2020 NOI	Percent of Total
Unencumbered gross assets	$13,354,045	91.4%	$246,374	93.4%
Encumbered gross assets	1,255,851	8.6%	17,273	6.6%
Total	$14,609,896	100.0%	$263,647	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2021	$191,505	5.2%
2022	366,144	3.6%
2023	360,392	4.2%
2024	417,172	4.0%
2025	403,018	4.2%
2026	—	—
2027	594,980	3.7%
2028	395,478	4.2%
2029	561,748	3.7%
2030	296,850	3.1%
Thereafter	803,425	3.0%
Total	$4,390,712	3.7%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2020 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2021	$172,000	$—	$72,724	$118,781	$363,505
2022	—	249,276	116,868	—	366,144
2023	—	348,160	12,232	—	360,392
2024	—	397,212	19,960	—	417,172
2025	—	396,223	—	6,795	403,018
2026	—	—	—	—	—
2027	—	594,980	—	—	594,980
2028	—	395,478	—	—	395,478
2029	—	561,748	—	—	561,748
2030	—	296,850	—	—	296,850
Thereafter	—	443,662	—	359,763	803,425
Total	$172,000	$3,683,589	$221,784	$485,339	$4,562,712

(1)

The $172.0 million maturing in 2021 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of December 31, 2020. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended December 31, 2020, average daily borrowings outstanding under the commercial paper program were $96.5 million.

(2)

There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of December 31, 2020. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.2%	Yes
Total secured debt to adjusted total assets	40% or less	3.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.4x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	327%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	27.7%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.2x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.4%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2021 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Earnings:	Full Year 2021
Earnings per common share - diluted	$3.26 to $3.56
Midpoint	$3.41
Core FFO per Share - diluted	$6.30 to $6.60
Midpoint	$6.45
Core AFFO per Share - diluted	$5.62 to $5.92
Midpoint	$5.77

MAA Same Store Communities:
Number of units	97,003
Average physical occupancy	95.25% to 95.75%
Property revenue growth (1)	1.00% to 3.00%
Property operating expense growth (1)	3.00% to 5.00%
NOI growth (1)	0.00% to 2.00%
Real estate tax expense growth	3.25% to 4.25%

Corporate Expenses:
General and administrative expenses	$47.5 to $49.5 million
Property management expenses	$57.5 to $59.5 million
Total overhead	$105.0 to $109.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	—
Multifamily disposition volume	$200.0 to $250.0 million
Development investment	$250.0 to $350.0 million

Debt:
Average effective interest rate	3.5% to 3.7%
Capitalized interest	$7.0 to $8.0 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 million to 119.0 million

(1)

Guidance includes impact of Double Play bulk internet program, which is expected to contribute 0.3% to 0.4% of property revenue growth, 0.7% to 0.8% of property operating expense growth and 0.1% to 0.2% of NOI growth to the results for the year ending December 31, 2021.

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2021 GUIDANCE

	2021 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$3.26	$3.56
Real estate depreciation and amortization	4.35	4.35
Gains on sale of depreciable assets	(1.34)	(1.34)
FFO per Share - diluted	6.27	6.57
Non-Core items (1)	0.03	0.03
Core FFO per Share - diluted	6.30	6.60
Recurring capital expenditures	(0.68)	(0.68)
Core AFFO per Share - diluted	$5.62	$5.92

(1)

Non-Core items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Stable
Moody’s Investors Service (2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Earnings release & conference call	Late April	Late July	Late October	Late January

Dividend Information - Common Shares:	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Declaration date	12/10/2019	3/19/2020	5/19/2020	9/24/2020	12/8/2020
Record date	1/15/2020	4/15/2020	7/15/2020	10/15/2020	1/15/2021
Payment date	1/31/2020	4/30/2020	7/31/2020	10/30/2020	1/29/2021
Distributions per share	$1.0000	$1.0000	$1.0000	$1.0000	$1.0250

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12